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Comptroller of the Currency
Administrator of National Banks
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Special Supervision Division
250 E Street, S.W.
Washington, DC 20219

October 21, 2003
                                                  VIA FACSIMILE & OVERNIGHT MAIL
Board of Directors
Goleta National Bank
445 Pine Street
Goleta, CA 93117

RE:   TRANSFER OF SUPERVISION / TERMINATION OF CONSENT ORDER

Dear Members of the Board:

This letter is to notify you of the transfer of supervision of your bank from the Special Supervision Division to the Western District Office. Ongoing supervisory activities will continue to be performed by the Southern California North Field Office. In addition to this transfer of supervision, we terminated the Consent Order dated October 28, 2003. Enclosed is the Order of Termination for your records.

Congratulations on reaching this milestone. We wish you continued success in improving your Bank's condition. If you have questions, please contact National Bank Examiner Kathy Gerardy or myself at (202) 874-4450.

Sincerely,

/s/ Ronald G. Schneck
Ronald G. Schneck
Director for Special Supervision

Enclosure


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                            UNITED STATES OF AMERICA
                           DEPARTMENT OF THE TREASURY
                    OFFICE OF THE COMPTROLLER OF THE CURRENCY

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In the Matter of:
Goleta National Bank
Goleta, California
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                              ORDER TERMINATING THE
                                  CONSENT ORDER

     WHEREAS, in an effort to protect the depositors, other customers and shareholders of Goleta National Bank, Goleta, California (Bank), and to ensure the Bank's safe and sound operation, the Bank, by and through its duly elected and acting Board of Directors, consented to the issuance of a Consent Order

(Order) dated October 28, 2002 against the Bank by the Comptroller of the

Currency of the United States of America (Comptroller); and

     WHEREAS, the Comptroller believes that the protection of the depositors,

other customers and shareholders of the Bank as well as its safe and sound operation do not require the continued existence of said Order,

     NOW, THEREFORE, the Comptroller directs that the Order dated October 28,

2002 be, and it hereby is, TERMINATED.

IN TESTIMONY WHEREOF, the undersigned, designated by the Comptroller as his/her authorized representative, has hereunto set his/her hand.

/s/Ronald G. Schneck                    10/21/03
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Ronald G. Schneck                         Date
Director for Special Supervision


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